VANGUARD PENNSYLVANIA
TAX-EXEMPT FUNDS

VANGUARD PENNSYLVANIA TAX-EXEMPT
  MONEY MARKET FUND

VANGUARD PENNSYLVANIA INSURED
  LONG-TERM TAX-EXEMPT FUND

[PHOTO]

SEMIANNUAL
REPORT
MAY 31, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 9,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        4

                                   REPORT FROM
                                   THE ADVISER
                                        6

                                  FUND PROFILES
                                        8

                              PERFORMANCE SUMMARIES
                                       11

                              FINANCIAL STATEMENTS
                                       12

                         FOR AN UPDATE ON OUR YEAR 2000
                           PREPAREDNESS, SEE PAGE 28.

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                            [PHOTO]
John J. Brennan                    John C. Bogle
Chairman & CEO                     Senior Chairman

During the first half of the Vanguard Pennsylvania Tax-Exempt Funds' 1999 fiscal year, municipal bond prices dipped in the face of rising interest rates. These lower prices offset most of the interest income earned by tax-exempt securities during the six months ended May 31, 1999, and resulted in relatively modest total returns on municipal bonds for the period.

       In this environment, our Insured Long-Term Tax-Exempt Fund earned a six-month total return (capital change plus reinvested dividends) of +0.6%, and our Money Market Fund earned +1.5%. The adjacent table presents the half-year returns for both funds, along with those of their average peers. As you can see, the returns of our funds outpaced those of similar mutual funds.


----------------------------------------------------------
                                            TOTAL RETURNS
                                          SIX MONTHS ENDED
                                            MAY 31, 1999
----------------------------------------------------------
VANGUARD PENNSYLVANIA TAX-EXEMPT
  MONEY MARKET FUND                             +1.5%
  (SEC 7-Day Annualized Yield: 3.10%)
Average Pennsylvania Tax-Exempt
  Money Market Fund                             +1.3
----------------------------------------------------------
VANGUARD PENNSYLVANIA INSURED
  LONG-TERM TAX-EXEMPT FUND                     +0.6%
Average Pennsylvania Tax-Exempt
  Bond Fund                                     +0.3
----------------------------------------------------------

       The total return of the Insured Long-Term Tax-Exempt Fund is based on a decrease in net asset value from $11.51 per share on November 30, 1998, to $11.20 per share on May 31, 1999, and is adjusted for dividends totaling $0.291 per share paid from net investment income and a distribution of $0.092 per share paid from net realized capital gains. The Tax-Exempt Money Market Fund's net asset value remained at $1.00 per share, as is expected but not guaranteed. On May 31, the Insured Long-Term Fund's yield stood at 4.50%, and the Money Market Fund's yield was 3.10%.

       For Pennsylvania residents, income earned by our funds is exempt from federal and Pennsylvania state income taxes, but may be subject to local taxes and the Alternative Minimum Tax.

THE PERIOD IN REVIEW

The U.S. economy steamed ahead during the half-year as consumers continued spending at a breakneck pace and the manufacturing sector showed signs of recovering from last fall's woes. Economic growth expanded at an annual rate of 4.3% during the first three months of 1999, while both unemployment and inflation remained low. The Wilshire 5000 Equity Index, which tracks the entire U.S. stock market, gained +13.2% for the six months.

       While the strong growth pace was regarded enthusiastically by the stock market, it was hardly welcome news in the bond market, where investors feared that higher inflation would result from an overheated economy. These concerns drove interest rates higher and bond prices lower. The yield of the benchmark 30-year U.S. Treasury bond climbed from its starting point of 5.06% on November 30, 1998, to 5.83% on May 31--a significant increase of 77 basis points. At the shorter end of the bond spectrum, the yield of 3-month Treasury bills rose by 15 basis points to close the period at 4.63%.

       Though yields of municipal bonds also rose, the climb was not as steep as for Treasuries. Yields on high-grade long-term municipal bonds ended the half-year at 5.16%, up from 4.89% when the period began. Yields on top-grade (MIG-1) 3-month notes rose on balance to 3.15% from 2.95% six months earlier.

       Municipal bonds continue to offer excellent value relative to U.S. Treasuries, although they are not quite as attractive as they were six months ago. On May 31, the yield of a high-grade, long-term municipal bond was equal to about 89% of the yield of the 30-year U.S. Treasury, whose interest is subject to federal income tax. This proportion has historically been about 84%. Early in the period, however, it was about 97%, largely because Treasury yields had been driven lower by heavy buying from investors who fled riskier securities.

PERFORMANCE OVERVIEW

Our Tax-Exempt Money Market Fund's six-month return of +1.5% topped the +1.3% return of the average Pennsylvania tax-exempt money market fund. Our margin over our average peer can be explained by our much lower expenses.

       The +0.6% total return achieved by the Insured Long-Term Tax-Exempt Fund consisted of a +2.5% income return and a price decline of -1.9%, which reflected the rise in interest rates. The fund's performance was slightly better than the +0.3% return of the average Pennsylvania municipal bond fund but fell behind the +0.8% return of the Lehman Municipal Bond Index. This national index, which exists outside the "real world" of operating expenses and transaction costs, is a tough standard for all state tax-exempt funds.

       Of course, interest rate fluctuations--up and down--are to be expected. In our letter to you six months ago, we explained that declining interest rates gave a boost to bond prices, resulting in an excellent fiscal 1998 total return of +7.6% for the Insured Long-Term Fund. Over time, however, the effects of rate variations tend to be offsetting, leaving the rate of interest income as the chief source of long-term bond returns.

       A six-month period is too short to provide a complete picture of a bond fund's return. This is because only half of the year's interest income is accounted for, while the price changes engendered by shifts in interest rates are fully reflected. Consequently, investors should consider a full year's interest income as part of a semiannual review. During the twelve months ended May 31, 1999, our Insured Long-Term Fund earned a total return of +4.3%, consisting of an income return of +5.3% and a negative capital return of -1.0%.

       Our low costs play a critical role in our success. Our funds have annualized expense ratios (expenses as a percentage of average net assets) of 0.20%, compared with 1.11% charged by the average long-term Pennsylvania tax-exempt fund and 0.59% for the average Pennsylvania tax-exempt money market fund. Costs matter because they are deducted from the income earned by the fund. Therefore, lower operating expenses mean that a higher percentage of the gross interest income is passed along to shareholders.

       Also instrumental in our long-term success is the skillful management of Vanguard Fixed Income Group, which selects the securities for our funds. Our Insured Long-Term Fund invests predominantly in bonds that carry private insurance guaranteeing the payment of principal and interest in the event that a bond issuer defaults on its debt obligations. Though these securities offer slightly lower gross yields than noninsured bonds, our low costs historically have made up the difference--and then some.

This cost advantage has allowed our fund to provide net returns that are fully competitive with those of uninsured--and thus, lower-quality--municipal bond portfolios.

IN SUMMARY

The swift rise in interest rates over the past several months is not an aberration but rather a normal, if unpleasant, part of the cyclicality of the financial markets. The variable nature of both bond and stock markets is the reason we continuously counsel shareholders to hold balanced portfolios suitable to their goals, time horizon for investing, and tolerance for risk. Building such a program and then sticking with it through good times and bad is a prudent, and ultimately rewarding, method of confronting the ever-present volatility of the financial markets.

       We look forward to reporting to you on the full 1999 fiscal year six months hence.

/s/ JOHN C. BOGLE                             /s/ JOHN J. BRENNAN

John C. Bogle                                 John J. Brennan
Senior Chairman                               Chairman and
                                              Chief Executive Officer

June 14, 1999

                                                                         [PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MAY 31, 1999

Sentiment shifted on the world's financial markets during the six months ended May 31, 1999. The period began amid lingering anxiety over the state of the world economy. Japan was in recession, economic growth was only sluggish in Europe, and many developing nations were crisis-ridden. The United States was just about the sole bright spot.

       However, as the period progressed and reports showed rapid growth in U.S. business activity, there was an evident reduction in anxiety. Midway through the period, leadership in the U.S. stock market shifted away from a relatively narrow group of large growth stocks regarded as relatively recession-proof and toward cyclical stocks that had been depressed by fears of recession and by falling demand from overseas markets. As confidence in global economic growth grew, interest rates rose and bond prices declined in the United States due to expectations that the Federal Reserve Board would raise interest rates to ward off a potential surge in inflation. Internationally, however, a growing conviction that the worst was over led to solid gains for stock markets in Japan and several emerging markets.

U.S. STOCK MARKETS

Stock prices climbed during the half-year, reflecting the healthy domestic economy and investors' confidence in future growth of corporate profits. The overall market, as measured by the Wilshire 5000 Index, rose 13.2% during the period, while the S&P 500 Index, a barometer for large-capitalization stocks, gained 12.6%.

       During the early part of the semiannual period, stock investors favored large-cap growth stocks--a group perceived as less subject to harm during an economic downturn. In the United States, the Federal Reserve had already cut short-term rates by a total of 0.75 percentage point in the autumn. Foreign central banks continued cutting rates into the new year to combat sluggish economic conditions in Europe, Asia, and Latin America. Late in the semiannual period, U.S. investors were rewarded for their earlier optimism with a series of surprisingly strong gains in corporate earnings--a record percentage of companies in the S&P 500 reported earnings that beat analysts' estimates.

-------------------------------------------------------------------------------
                                                      TOTAL RETURNS
                                                PERIODS ENDED MAY 31, 1999
                                           ------------------------------------
                                           6 MONTHS      1 YEAR       5 YEARS*
-------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             12.6%        21.0%        25.9%
   Russell 2000 Index                        11.0         -2.7         13.6
   Wilshire 5000 Index                       13.2         17.7         23.8
   MSCI EAFE Index                            4.2          4.7          8.0
-------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index               -0.8%         4.4%         7.8%
   Lehman 10 Year Municipal Bond Index        0.4          4.6          7.2
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                2.2          4.8          5.2
-------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.3%         2.1%         2.4%
-------------------------------------------------------------------------------

*Annualized.

Throughout the period, U.S. consumers provided support for the global economy:
Spending by consumers continued to set records, and American households on average spent nearly every dollar of income they earned. The upbeat mood stemmed from a bright employment picture (unemployment hovered near 30-year lows) and rising incomes.

       Improved prospects for global economic growth propelled several formerly lackluster areas of the stock market, particularly commodity-related companies and "cyclical" companies such as machinery, chemical, and paper manufacturers. Higher oil prices, boosted by firmer demand and by agreement among oil-producing nations to limit production, revived the "other energy" and integrated-oils sectors, which gained about 36% and 16%, respectively. Technology stocks, up 26% for the six months, were the market's leaders, but most of the sector's gains came during the first three months of the period. Consumer-staples companies, beset by tough price competition and hurt by the stronger U.S. dollar in Europe, were the worst-performing group in the half-year, down about 7%.

U.S. BOND MARKETS

For bond investors, the powerful economic expansion evident during the half-year was too much of a good thing. Although the inflation rate did not get out of hand--consumer prices rose 1.3% during the six months and were up 2.1% for the twelve months ended May 31--investors were worried that low unemployment (4.2% of the labor force in May) would trigger an acceleration in wages and push up prices.

       Yields on U.S. Treasury bonds, which had fallen during the summer and early fall of 1998 as investors flocked to what they regarded as a haven from instability in other markets, rose by three-quarters of a percentage point or more. The yield of the 30-year Treasury bond rose 77 basis points, to 5.83% on May 31 from 5.06% on November 30, 1998. The yield of the 10-year Treasury rose 91 basis points, to 5.62% from 4.71%. Short-term rates didn't rise as far:
Yields on 3-month T-bills were up on balance by only 15 basis points, to 4.63% on May 31. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Aggregate Bond Index, a benchmark for investment-grade taxable bonds, declined 0.8% on a total-return basis, as bond prices declined an average of 3.8%, outweighing the 3.0% in interest income for the period.

       Municipal bonds suffered only modest price declines and outperformed Treasury securities during the period--a switch from the previous six months, when Treasuries were the strongest segment of the bond market.

INTERNATIONAL STOCK MARKETS

Most overseas stock markets generated positive returns during the six months, despite lingering economic weakness in Asia and sluggish growth in most of Europe's developed economies. However, the strong rise in the value of the U.S. dollar against European currencies negated most of the advances in that region for U.S. investors. Emerging markets generally rebounded strongly, having suffered steep losses in 1997 and 1998.

       Overall, the developed markets outside the United States gained 4.2% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The biggest increases were in the Pacific region and in emerging markets, where investors saw hopeful signs of economic recovery. The MSCI Pacific Index rose 14.2% in U.S.-dollar terms, despite a continuing recession in Japan. The MSCI Select Emerging Markets Free Index climbed 19.0%. European stocks were up a scant 0.3% in dollar terms, as gains of about 8% in local currencies were diminished by the dollar's rise against the euro--a common currency adopted by 11 nations--and other regional currencies.

                                                                         [PHOTO]

REPORT FROM THE ADVISER

During the fiscal half-year ended May 31, 1999, interest rates rose as investors became worried that the strong growth of the U.S. economy might lead to an acceleration in the inflation rate. As the period progressed, the U.S. economy's growth rate slowed, but remained strong.

       On the inflation front, investors' fears seemed misplaced until May, when the Consumer Price Index came in above expectations. Soon after, the Federal Reserve Board announced that it had adopted a bias toward a tighter monetary policy, meaning that it was more likely to raise interest rates in the coming months than to lower them. A decision to raise short-term interest rates would, if taken, be aimed at slowing growth and heading off increases in inflation. The Fed's announcement marked the first time the agency had told the public immediately about its adoption of a policy bias, rather than releasing the information at a later date. As we reached the midpoint of our fiscal year, interest rates were hovering around their highest levels of the period, and market participants were waiting to see whether inflation and growth statistics would prompt the Fed to act on its tightening bias.

       Municipal bonds outperformed U.S. Treasury bonds with equivalent maturities during the half-year. The benchmark 30-year U.S. Treasury bond's yield increased by 77 basis points, from 5.06% on November 30, 1998, to 5.83% on May 31, 1999. The yield of a 30-year AAA-rated general obligation municipal bond increased 27 basis points, from 4.89% to 5.16%, over the same period. The municipal bond market's strong relative performance can be explained by two factors. First, municipal bond yields at the start of the 1999 fiscal year were very attractive compared with Treasury yields. The global forces that had compelled investors to seek the safety of Treasuries during summer 1998 did not carry over to the municipal market, which consequently underperformed Treasuries last fiscal year. This set the stage for municipals' superior performance in the ensuing six months. Second, there was a 24% decline in the issuance of municipal bonds during the first five months of calendar year 1999 compared with the same period a year earlier.

THE INSURED LONG-TERM TAX-EXEMPT FUND

The supply of newly issued municipals varied widely by state. In many states, new bond issuance declined by 37% compared with 1998. The supply of new bonds declined for two reasons, both related to higher interest rates. First, as rates rose, many issuers were no longer able to refinance older, higher-coupon bonds by issuing new bonds at lower rates. Second, higher interest rates made borrowing less attractive to bond issuers. However, Pennsylvania bucked the national trend with a 10% increase in new bond issuance during the first five months of 1999.

       All in all, municipal bonds had a strong quarter compared with other types of bonds. Even so, high-quality, long-term municipals continue to be attractive investments, with yields as of May 31, 1999, equivalent to a relatively high 89% of the yield on long-term U.S. Treasury bonds. Given that interest on municipal bonds is generally exempt from federal income tax, while interest on Treasuries and corporate bonds is not, municipals provide a better after-tax yield than any taxable bond of similar credit quality.

       Going forward, new municipal bond issuance is expected to remain low through year-end. Also, as the outlook for growth and inflation becomes clearer, the Fed should give more direction to the market. At the least, this should reduce uncertainty and bring some comfort to the bond markets.

       The Vanguard Pennsylvania Tax-Exempt Funds' low operating costs and high credit quality should stand our shareholders in good stead during this year's turbulent bond markets.

THE TAX-EXEMPT MONEY MARKET FUND

The economy's strength and the resulting threat of inflation were foremost in investors' minds throughout the first half of the fiscal year. Consequently, the yield on 1-year U.S. Treasury bills increased 47 basis points to finish the half-year at 4.97%. Municipal securities with similar maturities experienced a 19-basis-point increase in yields, to 3.18% as of May 31, 1999. We believe the strength of the U.S. economy is tempered by continued economic uncertainty abroad, so our fund remains in a neutral position in terms of its average maturity. In addition to fundamental economic forces, cash flows had a significant impact on short-term municipal securities.

       During the second quarter of the period, the annual onset of redemptions by shareholders paying income tax liabilities contributed to the increase in yields on short-term tax-exempt securities. In all, holders of state-specific money market portfolios redeemed a net total of some $2.6 billion, or 4.4% of assets, during the tax season, according to IBC Financial Data. As mutual funds sold securities to meet these redemptions, the temporary oversupply of short-term securities, coupled with a general rise in short-term interest rates during late April and May, caused rates to rise significantly. Your management used this opportunity to position the fund to benefit from the recent economic trends, to further diversify its holdings, and to enhance its overall credit quality.

Ian A. MacKinnon, Managing Director
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Kathryn Allen, Principal
Vanguard Fixed Income Group

June 11, 1999

INVESTMENT PHILOSOPHY

The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and Pennsylvania income taxes by investing in insured and high-quality uninsured securities issued by Pennsylvania state, county, and municipal governments.

FUND PROFILE
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 1999. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
--------------------------------------------
Yield                                   3.1%
Average Maturity                     28 days
Average Quality                        MIG-1
Expense Ratio                         0.20%*

*Annualized.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
MIG-1/SP-1+                                       63.3%
A-1/P-1                                           32.2
AAA/AA                                             2.6
A                                                  1.9
-------------------------------------------------------
Total                                            100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investments.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                      PENNSYLVANIA INSURED          LEHMAN
                                 LONG-TERM          INDEX*
----------------------------------------------------------
Number of Issues                       264          49,905
Yield                                 4.5%              --
Yield to Maturity                     4.7%              --
Average Coupon                        5.5%            5.5%
Average Maturity                10.6 years      13.2 years
Average Quality                        AAA             AA+
Average Duration                 7.0 years       7.2 years
Expense Ratio                      0.20%**              --
Cash Reserves                         1.3%              --

 *Lehman Municipal Bond Index.
**Annualized.

INVESTMENT FOCUS
---------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------
                      PENNSYLVANIA INSURED          LEHMAN
                                 LONG-TERM          INDEX*
----------------------------------------------------------
R-Squared                             0.98            1.00
Beta                                  0.99            1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
AAA                                               99.4%
AA                                                 0.6
A                                                  0.0
BBB                                                0.0
BB                                                 0.0
B                                                  0.0
-------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       6.4%
1-5 Years                                         25.5
5-10 Years                                        26.4
10-20 Years                                       24.8
20-30 Years                                       15.8
Over 30 Years                                      1.1
-------------------------------------------------------
Total                                            100.0%

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that income returns can fluctuate widely, as can the share price of the Pennsylvania Insured Long-Term Tax-Exempt Fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND
TOTAL INVESTMENT RETURNS: JUNE 13, 1988-MAY 31, 1999
--------------------------------------------------------
              PENNSYLVANIA TAX-EXEMPT            AVERAGE
                 MONEY MARKET FUND                FUND*
FISCAL     CAPITAL     INCOME       TOTAL         TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
--------------------------------------------------------
1988         0.0%       2.5%         2.5%         2.5%
1989         0.0        6.4          6.4          6.4
1990         0.0        5.9          5.9          5.9
1991         0.0        4.6          4.6          4.6
1992         0.0        3.0          3.0          2.9
1993         0.0        2.4          2.4          2.2
1994         0.0        2.6          2.6          2.4
1995         0.0        3.7          3.7          3.5
1996         0.0        3.4          3.4          3.1
1997         0.0        3.5          3.5          3.2
1998         0.0        3.3          3.3          3.0
1999**       0.0        1.5          1.5          1.3
--------------------------------------------------------
SEC 7-Day Annualized Yield (5/31/1999): 3.10%
--------------------------------------------------------

 *Average Pennsylvania Tax-Exempt Money Market Fund.
**Six months ended May 31, 1999.
See Financial Highlights table on page 24 for dividend information for the past five years.

PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND
TOTAL INVESTMENT RETURNS: APRIL 7, 1986-MAY 31, 1999
--------------------------------------------------------
              PENNSYLVANIA INSURED LONG-TERM
                     TAX-EXEMPT FUND             LEHMAN*
FISCAL     CAPITAL     INCOME       TOTAL         TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
--------------------------------------------------------
1986         3.0%       4.7%         7.7%         8.1%
1987        -9.9        6.6         -3.3         -0.2
1988         4.5        7.5         12.0         10.6
1989         4.7        7.5         12.2         11.0
1990         0.3        7.0          7.3          7.7
1991         2.8        6.9          9.7         10.3
1992         5.0        6.7         11.7         10.0
1993         5.8        6.1         11.9         11.1
1994       -10.7        5.3         -5.4         -5.2
1995        12.0        6.5         18.5         18.9
1996         0.2        5.6          5.8          5.9
1997         0.7        5.5          6.2          7.2
1998         2.1        5.5          7.6          7.8
1999**      -1.9        2.5          0.6          0.8
--------------------------------------------------------

  *Lehman Municipal Bond Index.
**Six months ended May 31, 1999.
See Financial Highlights table on page 25 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999*
-----------------------------------------------------------------------------------------------------------------------
                                                                                                    10 YEARS
                                               INCEPTION                                -------------------------------
                                                 DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-----------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax-Exempt
  Money Market Fund                             6/13/1988     3.18%        3.33%         0.00%        3.74%       3.74%
Pennsylvania Insured Long-Term
  Tax-Exempt Fund                                4/7/1986     5.78         7.13          2.01         6.16        8.17
-----------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

                                                                         [PHOTO]

FINANCIAL STATEMENTS
MAY 31, 1999 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the funds' investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                            COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.5%)
-------------------------------------------------------------------------------------------------------------------------
Allegheny County PA Higher Educ. Auth. VRDO
   (Univ. of Pittsburgh)                                              3.15%     6/3/1999 LOC       $  21,620   $   21,620
Allegheny County PA Higher Educ. Auth. VRDO
   (Univ. of Pittsburgh)                                              3.25%     6/3/1999 LOC           5,110        5,110
Allegheny County PA Higher Educ. Building Auth. VRDO
   (Carnegie Mellon Univ.)                                            3.35%     6/2/1999              39,700       39,700
Allegheny County PA Hosp. Dev. Auth. Rev. VRDO
   (Children's Hosp.-Pittsburgh)                                      3.30%     6/3/1999 (1)          28,900       28,900
Allegheny County PA Hosp. Dev. Auth. Rev. VRDO
   (Presbyterian Univ. Health System)                                 3.30%     6/3/1999 (1)          24,050       24,050
Allegheny County PA Hosp. Dev. Auth. Rev. VRDO
   (Presbyterian Univ. Health System)                                 3.30%     6/3/1999 LOC           9,080        9,080
Allegheny County PA Hosp. Dev. Auth. Rev. VRDO
   (Saint Francis Health System)                                      3.30%     6/3/1999 LOC          41,000       41,000
Allegheny County PA IDA PCR PUT (Duquesne Light Co.)                  3.15%     7/8/1999 LOC          11,500       11,500
Beaver County PA IDA PCR CP (Duquesne Light Co.)                      3.35%    6/10/1999 LOC           6,900        6,900
Beaver County PA IDA PCR CP (Duquesne Light Co.)                      3.35%    6/21/1999 LOC          14,200       14,200
Beaver County PA IDA PCR CP (Duquesne Light Co.)                      3.40%    6/10/1999 LOC          12,400       12,400
Beaver County PA IDA PCR CP (Duquesne Light Co.)                      3.65%     6/7/1999 LOC          17,950       17,950
Beaver County PA IDA PCR PUT (Ohio Edison Co.)                        3.10%     4/1/2000 LOC          22,000       22,000
Beaver County PA IDA PCR VRDO (Duquesne Light Co.)                    3.25%     6/2/1999 LOC          14,700       14,700
Berks County PA IDA VRDO (Lutheran Health Care)                       3.25%     6/3/1999 (2)          21,530       21,530
Bucks County PA TRAN                                                  2.90%   12/15/1999               6,250        6,250
Chester County PA IDA VRDO (Archdiocese of Philadelphia)              3.35%     6/2/1999 LOC          24,800       24,800
Cumberland County PA Muni. Auth. Rev. PUT (Dickinson College)         2.95%    11/1/1999 LOC          11,385       11,385
Dallastown Area School Dist. York County PA GO VRDO                   3.35%     6/3/1999 (3)          20,450       20,450
Dauphin County PA General Auth. Hosp. Rev. VRDO
   (Reading Hosp. & Medical Center)                                   3.20%     6/2/1999              14,440       14,440
Delaware County PA Hosp. Auth. (Memorial Hosp.)                      7.125%    8/15/1999 (Prere.)      5,160        5,307
Delaware County PA IDA Airport Fac. Rev. VRDO
   (United Parcel Service)                                            3.20%     6/2/1999              47,800       47,800

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Delaware County PA IDA PCR CP (PECO)                                  3.00%     6/7/1999 (3)       $   7,000   $    7,000
Delaware County PA IDA PCR CP (PECO)                                  3.05%    8/13/1999 (3)           9,500        9,500
Delaware County PA IDA PCR CP (PECO)                                  3.15%    8/25/1999 (3)          21,400       21,400
Delaware County PA IDA PCR CP (PECO)                                  3.20%    7/12/1999 (3)          10,000       10,000
Delaware County PA IDA PCR CP (PECO)                                  3.20%    8/26/1999 (3)          10,600       10,600
Delaware County PA IDA PCR CP (PECO)                                  3.30%    6/14/1999 (3)          11,300       11,300
Delaware County PA IDA PCR VRDO (BP Exploration & Oil)                3.40%     6/2/1999               8,080        8,080
Delaware County PA IDA PCR VRDO (PECO)                                3.30%     6/2/1999 LOC           1,225        1,225
Delaware County PA IDA Refunding Resource Recovery Fac. VRDO
   (General Electric Capital Corp.)                                   3.20%     6/2/1999              30,100       30,100
Delaware County PA IDA Solid Waste Rev. VRDO (Scott Paper Co.)        3.35%     6/2/1999              76,305       76,305
Downingtown PA Area School Dist. TRAN                                 4.04%    6/30/1999               1,000        1,000
Emmaus PA General Auth. Local Govt. Rev. VRDO                         3.45%     6/2/1999              44,000       44,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Altoona School Dist.)                                             3.45%     6/2/1999 LOC          15,000       15,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Avon Grove School Dist.)                                          3.45%     6/2/1999 LOC          19,800       19,800
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Big Spring School Dist.)                                          3.45%     6/2/1999 LOC          15,000       15,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Colonial School Dist.)                                            3.45%     6/2/1999 LOC           8,200        8,200
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Council Rock School Dist.)                                        3.45%     6/2/1999 LOC          10,000       10,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (East Pennsboro Area School Dist.)                                 3.45%     6/2/1999 LOC           5,600        5,600
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (East Stroudsburg School Dist.)                                    3.45%     6/2/1999 LOC          10,000       10,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Franklin Regional School Dist.)                                   3.45%     6/2/1999 LOC          10,000       10,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Kennett Consolidated School Dist.)                                3.45%     6/2/1999 LOC          20,000       20,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Methacton School Dist.)                                           3.45%     6/2/1999 LOC          13,000       13,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Nazareth School Dist.)                                            3.45%     6/2/1999 LOC           8,700        8,700
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Northern York County School Dist.)                                3.45%     6/2/1999 LOC           7,200        7,200
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Pennridge School Dist.)                                            3.45%     6/2/1999 LOC           9,600        9,600
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Pocono Mountain School Dist.)                                     3.45%     6/2/1999 LOC          10,000       10,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Pottsgrove School Dist.)                                          3.45%     6/2/1999 LOC           5,400        5,400
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (South York School Dist.)                                          3.45%     6/2/1999 LOC           9,800        9,800
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Upper Dublin School Dist.)                                        3.45%     6/2/1999 LOC           9,300        9,300
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (Upper Merion School Dist.)                                        3.45%     6/2/1999 LOC          10,000       10,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (West Allegheny School Dist.)                                      3.45%     6/3/1999 LOC           5,000        5,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (West Chester Area School Dist.)                                   3.45%     6/2/1999 LOC          10,000       10,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
   (William Penn School Dist.)                                        3.45%     6/2/1999 LOC          10,000       10,000
Geisinger Health System Auth. of Pennsylvania VRDO
   (Penn State Geisinger Health System)                               3.35%     6/2/1999              38,325       38,325
Lehigh County PA General Purpose Hosp. Auth. Rev. VRDO
   (Lehigh Valley Health Network)                                     3.25%     6/2/1999 (2)          20,110       20,110
Lehigh County PA IDA PCR TOB VRDO (Pennsylvania Power & Light)        3.32%     6/3/1999 (1)           6,350        6,350
Mercerburg Borough PA Auth. VRDO (Mercerburg College)                 3.35%     6/2/1999 LOC           7,500        7,500
Montgomery County PA GO                                               2.95%    7/15/1999              14,000       14,000

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                            COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Montgomery County PA IDA PCR CP (PECO)                                3.10%    7/14/1999 LOC       $  11,640   $   11,640
Montgomery County PA IDA PCR CP (PECO)                                3.15%     7/9/1999 LOC          12,200       12,200
Montgomery County PA VRDO                                             3.25%     6/2/1999                 900          900
Northeastern Pennsylvania Hosp. & Educ. Auth. VRDO
   (Valley Health Care Obligated Group)                               3.20%     6/2/1999 (2)          49,100       49,100
Northeastern Pennsylvania Hosp. Auth. Rev. CP
   (Hosp. Central Services Capital Asset Financing Program)           2.90%    6/11/1999 (1)           4,640        4,640
Northeastern Pennsylvania Hosp. Auth. Rev. CP
   (Hosp. Central Services Capital Asset Financing Program)           3.05%    8/12/1999 (1)          10,300       10,300
Northeastern Pennsylvania Hosp. Auth. Rev. CP
   (Hosp. Central Services Capital Asset Financing Program)           3.20%    7/14/1999 (1)           4,000        4,000
Pennsylvania CP                                                       3.10%    8/24/1999              18,300       18,300
Pennsylvania GO                                                       4.00%    12/1/1999              13,500       13,570
Pennsylvania GO                                                       4.25%     8/1/1999              15,375       15,393
Pennsylvania GO                                                      4.625%     5/1/2000               7,975        8,080
Pennsylvania GO                                                      4.625%     5/1/2000 (1)           1,250        1,267
Pennsylvania GO                                                       4.75%    6/15/1999 (1)           2,500        2,501
Pennsylvania GO                                                       5.25%   11/15/1999 (3)           3,500        3,538
Pennsylvania GO                                                       5.25%    5/15/2000 (3)           7,000        7,136
Pennsylvania Higher Educ. Assistance Agency
   Student Loan Rev. VRDO                                             3.35%     6/2/1999 LOC         128,400      128,400
Pennsylvania Higher Educ. Assistance Agency
   Student Loan Rev. VRDO                                             3.40%     6/2/1999 LOC          20,000       20,000
Pennsylvania Higher Educ. Fac. Auth. Rev.                             4.50%    6/15/1999 (1)           1,120        1,120
Pennsylvania Higher Educ. Fac. Auth. Rev. PUT (St. Joseph's Univ.)   3.125%     4/1/2000 LOC           3,300        3,300
Pennsylvania Higher Educ. Fac. Auth. Rev. PUT (St. Joseph's Univ.)    4.00%    11/1/1999 LOC          12,000       12,047
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
   (Carnegie Mellon Univ.)                                            3.35%     6/2/1999              63,265       63,265
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO (Temple Univ.)         3.35%     6/2/1999 LOC          38,900       38,900
Pennsylvania IDA                                                      6.60%     7/1/1999              10,355       10,385
Pennsylvania IDA                                                      6.70%     1/1/2000               7,420        7,573
Pennsylvania Intergovernmental Cooperative Auth. Rev.                 5.75%    6/15/1999 (3)           8,930        8,939
Pennsylvania Intergovernmental Cooperative Auth. Rev.                 5.75%    6/15/1999               3,100        3,103
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                    4.00%    12/1/1999 (1)           2,965        2,979
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev. TOB VRDO           3.32%     6/3/1999 (2)          20,175       20,175
Pennsylvania Turnpike Comm. Rev.                                      7.50%    12/1/1999 (Prere.)      1,825        1,901
Pennsylvania Turnpike Comm. Rev.                                     7.625%    12/1/1999 (Prere.)      2,885        3,007
Pennsylvania Turnpike Comm. Rev. VRDO                                 3.35%     6/2/1999              19,800       19,800
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev. VRDO
   (Children's Hosp. Project)                                         3.35%     6/2/1999              77,310       77,310
Philadelphia PA IDA VRDO (Cancer Research)                            3.35%     6/2/1999 LOC           3,900        3,900
Philadelphia PA School Dist. GO                                       6.70%     7/1/1999 (2)           9,000        9,027
Philadelphia PA School Dist. TRAN                                     4.25%    6/30/1999 LOC          44,000       44,021
Philadelphia PA Water & Sewer Rev.                                    6.90%    10/1/1999 (Prere.)      9,300        9,600
Philadelphia PA Water & Waste Water Rev.                              4.80%     8/1/1999               2,285        2,292
Philadelphia PA Water & Waste Water Rev. VRDO                         3.15%     6/2/1999 (2)          53,400       53,400
Sayre PA Health Care Fac. Auth. VRDO
   (VHA of Pennsylvania, Pooled Capital Asset Financial Program)      3.30%     6/2/1999 (2)          99,800       99,800
Scranton-Lackawanna PA Health & Welfare Auth. VRDO
   (Mercy Health System)                                              3.20%     6/2/1999               6,400        6,400
South Fork PA Hosp. Auth. Rev. VRDO (Conemaugh Valley Hosp.)          3.25%     6/2/1999 (1)          23,800       23,800
St. Mary's Hosp. Auth. PA VRDO (Catholic Health Iniatives)            3.15%     6/2/1999              17,900       17,900
Temple Univ. PA Higher Educ. GO                                       3.15%    5/12/2000              36,000       36,000
Univ. of Pittsburgh PA Higher Educ. VRDO                              3.15%     6/3/1999 LOC          37,000       37,000
Washington County PA Higher Educ. VRDO
   (Pooled Equipment Lease Program)                                   3.25%     6/2/1999 LOC          17,200       17,200
York County PA IDA PCR VRDO (PECO)                                    3.30%     6/2/1999 LOC           6,340        6,340
OUTSIDE PENNSYLVANIA:
Puerto Rico Govt. Dev. Bank VRDO                                      3.00%     6/2/1999 (1)           4,475        4,475
Puerto Rico TRAN                                                      3.50%    7/30/1999              18,000       18,019
-------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,933,410)                                                                                            1,933,410
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
                                                                                                                    (000)
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                           $   24,780
Liabilities                                                                                                       (14,654)
                                                                                                              -----------
                                                                                                                   10,126
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 1,943,565,675 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $1,943,536
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $1.00
=========================================================================================================================

*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 21.

-------------------------------------------------------------------------------------------------------------------------
 AT MAY 31, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,943,565        $1.00
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses                                                                         (29)          --
 Unrealized Appreciation                                                                                  --           --
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,943,536        $1.00
=========================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE       MARKET
                                                                                  MATURITY                AMOUNT       VALUE*
PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND                         COUPON         DATE                 (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.7%)
-----------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (94.8%)
Allegheny County PA Airport Rev. (Pittsburgh International Airport)     5.00%     1/1/2017 (1)          $ 12,205    $  11,912
Allegheny County PA Airport Rev. (Pittsburgh International Airport)     5.00%     1/1/2019 (1)            15,750       15,252
Allegheny County PA GO                                                  0.00%     5/1/2003 (2)             8,815        7,494
Allegheny County PA GO                                                  6.00%     5/1/2010 (2)             3,030        3,234
Allegheny County PA GO                                                  6.00%     5/1/2012 (2)             3,000        3,230
Allegheny County PA Hosp. Dev. Auth. Rev. (Catholic Health East)        5.25%   11/15/2013 (2)             1,000        1,011
Allegheny County PA Hosp. Dev. Auth. Rev.
   (Magee Women's Hosp.)                                                6.00%    10/1/2010 (3)             4,235        4,726
Allegheny County PA Hosp. Dev. Auth. Rev.
   (Presbyterian Univ. Health System)                                  7.125%     7/1/1999 (1)(Prere.)     6,835        6,994
Allegheny County PA Hosp. Dev. Auth. Rev.
   (Presbyterian Univ. Health System)                                   6.00%    11/1/2002 (1)(Prere.)     3,000        3,200
Allegheny County PA Hosp. Dev. Auth. Rev. (Univ. of Pittsburgh)        5.125%     7/1/2022 (1)             5,960        5,737
Allegheny County PA Hosp. Dev. Auth. Rev. (Univ. of Pittsburgh)         5.60%     4/1/2017 (1)             2,000        2,067
Allegheny County PA Sanitation Auth. Sewer Rev.                         5.50%    12/1/2013 (3)            19,000       19,810
Allegheny County PA Sanitation Auth. Sewer Rev.                         5.50%    12/1/2016 (3)            23,665       24,286
Allegheny County PA Sanitation Auth. Sewer Rev.                         6.00%    12/1/2019 (1)            20,000       21,366
Allegheny County PA Sanitation Auth. Sewer Rev.                         6.25%    12/1/2014 (1)             9,660       10,678
Allegheny County PA Sanitation Auth. Sewer Rev.                         6.50%    12/1/2011 (3)             8,000        8,469
Altoona PA Water Rev. Auth.                                             6.50%    11/1/2004 (3)(Prere.)    19,790       22,396
Altoona PA Water Rev. Auth.                                             6.50%    11/1/2019 (3)               210          234
Beaver County PA IDA PCR (Ohio Edison)                                  7.00%     6/1/2021 (3)            22,715       24,370
Beaver County PA IDA PCR (Ohio Edison)                                  7.10%     6/1/2018 (3)             5,000        5,259
Berks County PA GO                                                      0.00%   11/15/2013 (3)(ETM)        7,250        3,485
Berks County PA GO                                                      0.00%   11/15/2014 (3)(ETM)        8,615        3,907
Berks County PA GO                                                      0.00%   11/15/2015 (3)(ETM)        6,250        2,671
Berks County PA GO                                                      5.75%   11/15/2012 (3)             7,750        8,138
Berks County PA Hosp. Rev. (Reading Hosp.)                              5.70%    10/1/2014 (1)             4,500        4,830
Berks County PA Hosp. Rev. (Reading Hosp.)                              6.10%    10/1/2023 (1)            16,500       17,761
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)                        5.00%     7/1/2022 (2)             5,315        5,043
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)                        5.50%     7/1/2016 (2)             4,480        4,677
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)                        6.50%     7/1/2002 (2)(Prere.)     8,500        9,288
Boyertown PA Area School Dist. GO                                       6.10%     9/1/2002 (2)(Prere.)     6,000        6,407
Butler County PA GO                                                     6.00%    7/15/2012 (3)             5,185        5,462
Center City Philadelphia PA Business Improvement                        5.50%    12/1/2015 (2)             6,955        7,179
Center Township PA Sewer Auth. Rev.                                     5.50%    4/15/2011 (1)             2,375        2,484
Central Dauphin PA School Dist. GO                                      0.00%     6/1/2004 (2)             4,800        3,877
Chester County PA Health & Educ. Fac. Auth. Rev.
   (Chester County Hosp.)                                              5.875%     7/1/2016 (1)             7,870        8,293
Chester County PA Health & Educ. Fac. Auth. Rev.
   (Jefferson Health System)                                           5.125%    5/15/2018 (2)            12,445       12,099
Chester County PA Health & Educ. Fac. Auth. Rev.
   (Jefferson Health System)                                            5.25%    5/15/2022 (2)            35,555       34,584
Coatesville PA School Dist. GO                                          5.75%     4/1/2015 (4)            10,080       10,981
Cornwall Lebanon PA Suburban Joint School Dist. GO                     5.875%     3/1/2004 (3)(Prere.)     5,635        5,978
Cornwall Lebanon PA Suburban Joint School Dist. GO                      5.90%     3/1/2004 (3)(Prere.)     3,270        3,475
Corry PA Area School Dist. GO                                           5.50%   12/15/2010 (1)             4,000        4,179
Council Rock PA School Dist. GO                                         4.75%   11/15/2017 (3)             7,000        6,645
Dauphin County PA General Auth. Health System Rev.
   (Pinnacle Health)                                                    5.50%    8/15/2028 (1)             9,415        9,735
Dauphin County PA General Auth. Health System Rev.
   (West Pennsylvania Hosp.)                                            5.50%     7/1/2013 (1)             5,000        5,193
Delaware County PA Auth. College Rev. (Haverford College)               5.40%   11/15/2013 (1)             1,750        1,811
Delaware County PA Auth. Rev. (Catholic Health East)                    5.25%   11/15/2012 (2)             3,435        3,491
Delaware County PA Auth. Rev. (Catholic Health East)                    5.25%   11/15/2013 (2)             4,665        4,717
Delaware County PA Auth. Rev. (Villanova Univ.)                         5.00%    12/1/2028 (1)            26,885       25,688
Delaware County PA Hosp. Auth. Rev.
   (Delaware County Memorial Hosp.)                                     5.50%    8/15/2013 (1)            12,000       12,399
Delaware County PA Hosp. Auth. Rev.
   (Delaware County Memorial Hosp.)                                     7.20%    8/15/1999 (1)(Prere.)     8,000        8,223


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
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE       MARKET
                                                                                  MATURITY                AMOUNT       VALUE*
                                                                       COUPON         DATE                 (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------
Delaware River Joint Toll Bridge Comm.
   Pennsylvania & New Jersey Rev.                                       6.00%     7/1/2018 (3)          $  3,040    $   3,192
Delaware River Port Auth. Pennsylvania & New Jersey Rev.                5.50%     1/1/2026 (3)            21,450       22,191
Delaware Valley PA Regional Finance Auth. Local Govt. Rev.              5.50%     8/1/2028 (2)            46,750       49,203
Dover Township PA Sewer Auth. Rev.                                      5.50%    11/1/2017 (1)             2,235        2,290
Dover Township PA Sewer Auth. Rev.                                      5.55%    11/1/2022 (1)             4,000        4,113
Erie County PA Hosp. Auth. Rev. (St. Vincent Health Care)              6.125%     7/1/2013 (1)             3,900        4,179
Erie PA School Dist. GO                                                 0.00%     9/1/2010 (4)             5,665        3,274
Erie PA School Dist. GO                                                 0.00%     9/1/2011 (4)             5,780        3,151
Erie PA School Dist. GO                                                 0.00%     9/1/2013 (4)             2,780        1,350
Erie PA School Dist. GO                                                 0.00%     9/1/2016 (4)             5,785        2,353
Fort LeBoeuf PA School Dist. GO                                         5.80%     1/1/2003 (1)(Prere.)     5,500        5,832
Garnet Valley PA School Dist. GO                                        5.70%     4/1/2011 (2)             3,000        3,121
Greensburg Salem PA School Dist. GO                                     6.45%    9/15/2018 (1)             7,500        8,028
Hazleton PA Area School Dist. GO                                        5.50%     3/1/2011 (3)             3,740        3,952
Hazleton PA Area School Dist. GO                                        5.75%     3/1/2012 (3)             3,945        4,260
Hazleton PA Area School Dist. GO                                        6.00%     3/1/2016 (3)            18,245       20,188
Lancaster PA Higher Educ. Auth. Rev. (Franklin & Marshall College)      6.60%    4/15/2010 (1)             4,940        5,261
Lancaster PA Higher Educ. Auth. Rev. (Franklin & Marshall College)      6.70%    4/15/2012 (1)             4,000        4,273
Lancaster PA School Dist. GO                                           5.375%    2/15/2017 (3)             5,590        5,662
Lehigh County PA General Purpose Hosp. Auth. Rev.
   (Lehigh Valley Health Network)                                       5.00%     7/1/2028 (1)            15,905       14,998
Lehigh County PA General Purpose Hosp. Auth. Rev.
   (Lehigh Valley Health Network)                                      5.625%     7/1/2005 (1)(Prere.)       800          870
Lehigh County PA General Purpose Hosp. Auth. Rev.
   (Lehigh Valley Health Network)                                      5.625%     7/1/2025 (1)             9,200        9,455
Lehigh County PA General Purpose Hosp. Auth. Rev.
   (Lehigh Valley Health Network)                                       5.70%     7/1/2010 (1)             3,905        4,117
Lehigh County PA General Purpose Hosp. Auth. Rev.
   (Lehigh Valley Health Network)                                       7.00%     7/1/2016 (1)             4,415        5,358
Lehigh County PA General Purpose Hosp. Auth. Rev. VRDO
   (Lehigh Valley Health Network)                                       3.25%     6/2/1999 (2)             3,400        3,400
Lehigh County PA GO                                                     6.00%   10/15/1999 (2)(Prere.)     1,000        1,010
Lewisburg PA Area School Dist. GO                                       6.20%     6/1/2002 (1)(Prere.)     3,500        3,731
Lewisburg PA Area School Dist. GO                                       6.25%     6/1/2002 (1)(Prere.)     3,685        3,933
Ligonier Valley PA School Dist. GO                                      6.00%     3/1/2004 (1)(Prere.)     6,000        6,488
Manheim PA Central School Dist. GO                                      6.85%     3/1/2008 (3)             2,705        2,839
McKeesport PA Area School Dist. GO                                      0.00%    10/1/2004 (1)             1,040          828
McKeesport PA Area School Dist. GO                                      0.00%    10/1/2005 (1)             1,050          796
McKeesport PA Area School Dist. GO                                      0.00%    10/1/2006 (1)             2,015        1,451
McKeesport PA Area School Dist. GO                                      0.00%    10/1/2007 (1)             2,080        1,421
McKeesport PA Area School Dist. GO                                      0.00%    10/1/2008 (1)             2,270        1,467
McKeesport PA Area School Dist. GO                                      0.00%    10/1/2009 (1)             2,020        1,236
McKeesport PA Area School Dist. GO                                      0.00%    10/1/2010 (1)             1,840        1,059
McKeesport PA Area School Dist. GO                                      0.00%    10/1/2011 (1)             1,835          996
McKeesport PA Area School Dist. GO                                      0.00%    10/1/2014 (1)             2,040          931
McKeesport PA Area School Dist. GO                                      0.00%    10/1/2015 (1)             2,040          877
McKeesport PA Area School Dist. GO                                      0.00%    10/1/2016 (1)             4,655        1,885
Montgomery County PA Higher Educ. & Health Auth. Rev.
   (Abington Memorial Hosp.)                                            5.00%     6/1/2028 (2)             8,660        8,167
Montgomery County PA Higher Educ. & Health Auth. Rev.
   (Abington Memorial Hosp.)                                            6.00%     6/1/2003 (2)(Prere.)     8,140        8,870
Montgomery County PA Higher Educ. & Health Auth. Rev.
   (Abington Memorial Hosp.)                                            6.00%     6/1/2022 (2)             2,020        2,145
Montgomery County PA Higher Educ. & Health Auth. Rev.
   (Abington Memorial Hosp.)                                            6.10%     6/1/2012 (2)             5,000        5,419
Montgomery County PA Higher Educ. & Health Auth. Rev.
   (Pottstown Healthcare)                                               5.00%     1/1/2027 (4)             6,250        5,902
Montgomery County PA Higher Educ. & Health Auth. Rev.
   (Pottstown Healthcare)                                              5.375%     1/1/2012 (4)             5,085        5,219
Montgomery County PA IDA PCR (PECO)                                     6.70%    12/1/2021 (1)            12,000       12,911


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
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                                                                                                            FACE       MARKET
                                                                                  MATURITY                AMOUNT       VALUE*
PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND                         COUPON         DATE                 (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------
Mount Lebanon PA Hosp. Dev. Auth. Rev.
   (St. Clair Memorial Hosp.)                                           6.25%     7/1/2006 (3)          $  9,250    $  10,270
Nazareth PA School Dist. GO                                             5.50%   11/15/2015 (2)             1,500        1,568
Neshaminy PA School Dist. GO                                            5.70%    2/15/2014 (3)             8,795        9,281
Neshaminy PA School Dist. GO                                            6.30%    8/15/2002 (3)(Prere.)    10,000       10,730
North Allegheny PA School Dist. GO                                      5.00%     5/1/2021 (3)             5,000        4,832
North Hills PA School Dist. GO                                          5.25%   11/15/2007 (3)(Prere.)     7,440        7,888
North Penn PA Water Auth. Rev.                                         6.125%    11/1/2010 (3)             5,140        5,500
North Wales PA Water Auth. Rev.                                         5.25%    11/1/2019 (3)            12,350       12,334
North Wales PA Water Auth. Rev.                                        6.125%    11/1/2002 (3)(Prere.)    11,300       12,113
Northampton County PA Higher Educ. Auth. Rev. (Lehigh Univ.)            7.10%   11/15/1999 (1)(Prere.)     6,035        6,260
Northampton County PA Higher Educ. Auth. Rev. (Lehigh Univ.)            7.10%   11/15/2009 (1)             1,000        1,037
Northampton County PA Hosp. Auth. Rev. (Easton Hosp.)                   6.25%     1/1/2019 (1)            10,000       10,767
Northampton County PA Hosp. Auth. Rev. (Easton Hosp.)                  7.875%     1/1/2019 (5)               285          292
Northampton County PA IDA PCR (Central Metro. Edison)                   6.10%    7/15/2021 (1)             4,410        4,761
Northeastern PA Hosp. & Educ. Health Rev.
   (Wyoming Valley Health)                                              5.25%     1/1/2016 (2)             6,560        6,524
Northeastern PA Hosp. & Educ. Health Rev.
   (Wyoming Valley Health)                                              5.25%     1/1/2026 (2)             5,350        5,193
Owen J. Roberts School Dist. PA GO                                     5.375%    5/15/2018 (1)             4,565        4,628
Penn Hills PA GO                                                        5.80%    12/1/2002 (2)(Prere.)    11,735       12,475
Penn Trafford PA School Dist. GO                                        5.85%     5/1/2004 (1)(Prere.)     2,435        2,623
Pennsylvania Convention Center Auth. Rev.                               0.00%     9/1/2004 (3)(ETM)        5,000        3,998
Pennsylvania Convention Center Auth. Rev.                               6.00%     9/1/2019 (3)(ETM)       12,600       14,064
Pennsylvania Convention Center Auth. Rev.                               6.70%     9/1/2016 (3)(ETM)       19,150       22,736
Pennsylvania GO                                                        5.125%    3/15/2017 (2)             7,990        7,948
Pennsylvania GO                                                        5.375%    5/15/2010 (3)            13,800       14,489
Pennsylvania GO                                                        5.375%    5/15/2012 (3)            16,570       17,173
Pennsylvania GO                                                        5.375%    5/15/2014 (3)            14,000       14,413
Pennsylvania GO                                                        5.375%    5/15/2016 (3)             5,000        5,098
Pennsylvania Higher Educ. Auth. Rev.
   (Allegheny/Delaware Valley Obligated Group)                          5.50%   11/15/2008 (1)             2,000        2,019
Pennsylvania Higher Educ. Auth. Rev.
   (Allegheny/Delaware Valley Obligated Group)                         5.875%   11/15/2016 (1)            20,000       20,180
Pennsylvania Higher Educ. Auth. Rev.
   (Allegheny/Delaware Valley Obligated Group)                         5.875%   11/15/2021 (1)             9,545        9,631
Pennsylvania Higher Educ. Auth. Rev. (Bryn Mawr College)               5.125%    12/1/2029 (2) ++          5,000        4,861
Pennsylvania Higher Educ. Auth. Rev. (Bryn Mawr College)               5.625%    12/1/2014 (1)             2,200        2,323
Pennsylvania Higher Educ. Auth. Rev. (College & Univ.)                  7.20%     1/1/2004 (2)             2,120        2,126
Pennsylvania Higher Educ. Auth. Rev. (Temple Univ.)                     5.00%     4/1/2029 (1)             8,700        8,310
Pennsylvania Higher Educ. Auth. Rev. (Temple Univ.)                     5.25%     4/1/2011 (1)             3,545        3,666
Pennsylvania Higher Educ. Auth. Rev. (Temple Univ.)                     5.25%     4/1/2012 (1)             1,040        1,069
Pennsylvania Higher Educ. Auth. Rev. (Temple Univ. )                    5.25%     4/1/2016 (1)             4,000        4,036
Pennsylvania Intergovernmental Cooperative Auth. Rev.                   5.25%    6/15/2014 (3)             8,765        8,888
Pennsylvania Intergovernmental Cooperative Auth. Rev.                   5.25%    6/15/2015 (3)             5,205        5,253
Pennsylvania Intergovernmental Cooperative Auth. Rev.                   5.25%    6/15/2017 (3)             8,830        8,850
Pennsylvania Intergovernmental Cooperative Auth. Rev.                  5.625%    6/15/2013 (3)             2,605        2,739
Pennsylvania Intergovernmental Cooperative Auth. Rev.                   6.00%    6/15/2000 (3)(ETM)        2,000        2,055
Pennsylvania Intergovernmental Cooperative Auth. Rev.                   7.00%    6/15/2005 (3)(Prere.)     2,250        2,581
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                      5.00%    12/1/2023 (2)            24,325       23,427
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                     5.125%    12/1/2016 (2)             4,735        4,721
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                      6.00%    12/1/2004 (2)(Prere.)     7,450        8,245
Pennsylvania Turnpike Comm. Rev.                                        5.50%    12/1/2017 (3)+           16,000       16,288
Pennsylvania Turnpike Comm. Rev.                                        5.75%    12/1/2012 (2)            10,000       10,650
Pennsylvania Turnpike Comm. Rev.                                        6.00%     6/1/2015 (1)            28,800       30,455
Pennsylvania Turnpike Comm. Rev.                                        6.25%     6/1/2011 (2)            14,390       15,270
Philadelphia PA Airport Rev.                                            5.00%     7/1/2023 (3)             8,950        8,436
Philadelphia PA Airport Rev.                                           5.125%     7/1/2028 (3)            12,650       12,124
Philadelphia PA Airport Rev.                                            5.75%    6/15/2010 (3)             4,440        4,766
Philadelphia PA Gas Works Rev.                                          5.00%     7/1/2028 (4)             5,000        4,779
Philadelphia PA Gas Works Rev.                                          5.25%     7/1/2011 (4)             3,965        4,048


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
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                                                                                                            FACE       MARKET
                                                                                  MATURITY                AMOUNT       VALUE*
                                                                       COUPON         DATE                 (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------
Philadelphia PA Gas Works Rev.                                         5.375%     7/1/2012 (4)          $  4,000    $   4,102
Philadelphia PA Gas Works Rev.                                         5.375%     7/1/2014 (4)             4,810        4,909
Philadelphia PA Gas Works Rev.                                          6.00%    5/15/2000 (2)(Prere.)    14,250       14,890
Philadelphia PA Gas Works Rev.                                          6.75%     1/1/2015 (2)            13,930       14,249
Philadelphia PA Gas Works Rev.                                          7.25%     1/1/2010 (2)            10,085       10,319
Philadelphia PA GO                                                      5.00%    5/15/2020 (1)            12,650       12,219
Philadelphia PA GO                                                      5.00%    3/15/2028 (4)            10,000        9,559
Philadelphia PA GO                                                      5.25%    3/15/2014 (4)             2,000        2,032
Philadelphia PA GO                                                      5.25%    3/15/2015 (4)             2,600        2,623
Philadelphia PA GO                                                      6.00%   11/15/2004 (3)(Prere.)     6,880        7,625
Philadelphia PA GO                                                      6.00%   11/15/2010 (3)             1,065        1,163
Philadelphia PA GO                                                      6.00%   11/15/2011 (3)             1,145        1,250
Philadelphia PA GO                                                      6.00%   11/15/2012 (3)             1,270        1,381
Philadelphia PA GO                                                      6.00%   11/15/2013 (3)               715          777
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Jefferson Health System)                                           5.125%    5/15/2018 (2)             5,700        5,542
Philadelphia PA Parking Auth. Rev.                                      5.40%     9/1/2011 (2)             4,520        4,673
Philadelphia PA Parking Auth. Rev.                                      5.40%     9/1/2012 (2)             5,990        6,174
Philadelphia PA Parking Auth. Rev.                                      5.40%     9/1/2015 (2)             6,350        6,469
Philadelphia PA Parking Auth. Rev.                                      5.50%     9/1/2018 (2)             4,250        4,330
Philadelphia PA School Dist. GO                                         0.00%     7/1/2001 (2)            11,750       10,835
Philadelphia PA School Dist. GO                                         5.25%     4/1/2015 (1)             4,000        4,030
Philadelphia PA School Dist. GO                                         5.25%     4/1/2017 (1)             3,000        3,002
Philadelphia PA School Dist. GO                                         5.25%     4/1/2017 (2)             5,470        5,473
Philadelphia PA School Dist. GO                                         5.50%     9/1/2005 (2)(Prere.)     1,150        1,248
Philadelphia PA School Dist. GO                                         5.50%     9/1/2015 (2)             3,850        3,955
Philadelphia PA School Dist. GO                                         5.50%     9/1/2018 (2)             4,000        4,074
Philadelphia PA School Dist. GO                                         5.50%     9/1/2025 (2)            15,000       15,318
Philadelphia PA Water & Waste Water Rev.                                5.50%     8/1/2014 (1)            12,900       13,310
Philadelphia PA Water & Waste Water Rev.                                5.60%     8/1/2018 (1)             5,920        6,087
Philadelphia PA Water & Waste Water Rev.                                6.25%     8/1/2011 (1)             3,750        4,239
Philadelphia PA Water & Waste Water Rev.                                7.00%    6/15/2010 (3)            33,865       40,323
Philadelphia PA Water & Waste Water Rev.                                7.00%    6/15/2011 (3)            35,685       42,658
Pine Richland School Dist. PA GO                                        5.50%     9/1/2019 (4)             3,430        3,502
Pittsburgh PA GO                                                       5.125%     9/1/2014 (3)            10,435       10,462
Pittsburgh PA GO                                                       5.125%     9/1/2015 (3)             7,795        7,782
Pittsburgh PA GO                                                        5.25%     9/1/2017 (3)             4,980        4,990
Pittsburgh PA GO                                                        5.25%     9/1/2018 (2)             5,500        5,514
Pittsburgh PA GO                                                        5.50%     9/1/2014 (2)            10,500       11,113
Pittsburgh PA GO                                                        6.25%     9/1/2001 (1)(Prere.)    11,030       11,836
Pittsburgh PA Public Parking Auth. Rev.                                5.875%    12/1/2012 (3)             8,200        8,785
Pittsburgh PA School Dist. GO                                           0.00%     8/1/2009 (2)             4,000        2,466
Pittsburgh PA Water & Sewer System Rev.                                 5.00%     9/1/2019 (4)             5,170        5,028
Pittsburgh PA Water & Sewer System Rev.                                 5.25%     9/1/2022 (4)             2,495        2,475
Pittsburgh PA Water & Sewer System Rev.                                 7.25%     9/1/2014 (3)(ETM)       25,210       30,459
Pittsburgh PA Water & Sewer System Rev.                                7.625%     9/1/2004 (3)(ETM)        5,370        6,092
Pocono Mountain PA School Dist. GO                                      5.75%    10/1/2009 (2)             6,000        6,258
Ridley PA School Dist. GO                                               5.00%   11/15/2029 (3)            16,655       15,904
Reading PA GO                                                          5.875%   11/15/2002 (2)(Prere.)     4,175        4,440
Reading PA GO                                                          5.875%   11/15/2012 (2)            13,825       14,573
Sayre PA Health Care Fac. Auth. Rev.
   (Guthrie Health Care System)                                         7.00%     3/1/2011 (2)             2,000        2,133
Scranton-Lackawanna PA Health & Welfare Auth. Rev.
   (Mercy Health System)                                               5.625%     1/1/2016 (1)             5,490        5,694
Scranton-Lackawanna PA Health & Welfare Auth. Rev.
   (Mercy Health System)                                                5.70%     1/1/2023 (1)             9,205        9,543
Seneca Valley PA School Dist. GO                                        5.50%     7/1/2002 (3)(Prere.)     9,965       10,437
Seneca Valley PA School Dist. GO                                        5.75%     7/1/2002 (3)(Prere.)     4,000        4,218
South Fork PA Hosp. Auth. Rev. (Conemaugh Valley Hosp.)                5.625%     7/1/2010 (6)+            2,300        2,458


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
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE       MARKET
                                                                                  MATURITY                AMOUNT       VALUE*
PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND                         COUPON         DATE                 (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------
South Fork PA Hosp. Auth. Rev. (Conemaugh Valley Hosp.)                 5.75%     7/1/2018 (6)          $  7,000    $   7,453
South Fork PA Hosp. Auth. Rev. VRDO (Conemaugh Valley Hosp.)            3.25%     6/2/1999 (1)             3,300        3,300
Southeastern PA Transp. Auth. Rev.                                     5.375%     3/1/2017 (3)             2,500        2,535
Southeastern PA Transp. Auth. Rev.                                     5.375%     3/1/2022 (3)            15,825       15,949
Southeastern PA Transp. Auth. Rev.                                      5.45%     3/1/2011 (3)             3,730        3,904
Southwestern PA School Dist. GO                                         6.40%    6/15/2002 (3)(Prere.)     3,825        4,170
St. Mary's Hosp. Auth. Langhorne PA Rev.
   (Franciscan Health System)                                           7.00%     7/1/2009 (5)             1,000        1,023
St. Mary's Hosp. Auth. Langhorne PA Rev.
   (Franciscan Health System)                                           7.00%     7/1/2013 (5)             5,050        5,166
St. Mary's Hosp. Auth. Langhorne PA Rev.
   (Franciscan Health System)                                           7.00%    6/15/2015 (5)             1,770        1,810
Univ. of Pittsburgh PA                                                  5.00%     6/1/2021 (1)             7,145        6,895
Univ. of Pittsburgh PA                                                  5.25%     6/1/2017 (3)             6,995        7,033
Univ. of Pittsburgh PA                                                  5.50%     6/1/2010 (1)             5,285        5,606
Univ. of Pittsburgh PA                                                  5.50%     6/1/2014 (1)            12,620       13,132
Univ. of Pittsburgh PA                                                 6.125%     6/1/2002 (1)(Prere.)    25,025       27,067
Univ. of Pittsburgh PA                                                 6.125%     6/1/2021 (1)            13,545       14,538
Univ. of Pittsburgh PA                                                  6.25%     6/1/2002 (1)(Prere.)     2,760        2,995
Univ. of Pittsburgh PA                                                  6.25%     6/1/2012 (1)             1,490        1,604
Upper Darby PA School Dist. GO                                          5.00%     5/1/2019 (2)             5,970        5,808
Washington County PA Hosp. Auth. Rev. (Shadyside Hosp.)                5.875%   12/15/2009 (2)            22,000       23,810
Washington County PA Hosp. Auth. Rev. (Washington Hosp.)                6.75%     7/1/2012 (2)            10,000       10,501
West Allegheny PA School Dist. GO                                       6.25%     8/1/2002 (2)(Prere.)     6,155        6,533
West Jefferson Hills PA School Dist. GO                                 5.90%     8/1/2010 (3)             3,160        3,320
West Jefferson Hills PA School Dist. GO                                 5.95%     8/1/2014 (3)             7,180        7,556
West Mifflin PA School Dist. GO                                         5.35%    2/15/2009 (3)             1,555        1,616
West Mifflin PA School Dist. GO                                        5.625%    2/15/2015 (3)             7,000        7,346
Westmoreland County PA Auth. Rev.                                      6.125%     7/1/2017 (1)(ETM)        8,205        9,252
York County PA Hosp. Auth. Rev. (York Hosp.)                            5.25%     7/1/2017 (2)             3,500        3,468
York County PA Hosp. Auth. Rev. (York Hosp.)                            5.25%     7/1/2023 (2)             8,675        8,432
York County PA Solid Waste & Refuse Auth. Rev.                          5.50%    12/1/2013 (3)             6,750        7,181
York County PA Solid Waste & Refuse Auth. Rev.                          5.50%    12/1/2014 (3)             4,050        4,307
York PA City Sewer Auth. Rev.                                           0.00%    12/1/2012 (1)             3,235        1,643
OUTSIDE PENNSYLVANIA:
Puerto Rico Govt. Dev. Bank VRDO                                        3.00%     6/2/1999 (1) LOC         9,500        9,500
                                                                                                                   ----------
                                                                                                                    1,868,321
                                                                                                                   ----------
NONINSURED (3.9%)
Allegheny County PA Higher Educ. Auth. VRDO
   (Univ. of Pittsburgh)                                                3.15%     6/3/1999 LOC             8,500        8,500
Allegheny County PA Higher Educ. Building Auth. VRDO
   (Carnegie Mellon Univ.)                                              3.35%     6/2/1999                 8,800        8,800
Delaware County PA IDA Airport Fac. Rev. VRDO
   (United Parcel Service)                                              3.20%     6/2/1999                   300          300
Delaware County PA IDA PCR VRDO (BP Exploration & Oil)                  3.40%     6/2/1999                   620          620
Delaware County PA IDA PCR VRDO (PECO)                                  3.30%     6/2/1999 LOC             2,300        2,300
Geisinger Health System Auth. of Pennsylvania VRDO
   (Penn State Geisinger Health System)                                 3.35%     6/2/1999                 4,300        4,300
Lower Merion Township PA School Dist. GO                                5.00%    5/15/2023                10,300        9,978
Montgomery County PA GO                                                5.375%   10/15/2025                 7,930        7,975
Pennsylvania GO                                                         5.40%     7/1/2000                 4,000        4,089
Pennsylvania Higher Educ. Fac. Auth. Rev.
   (Univ. of Pennsylvania Health System Obligated Group)                5.75%     1/1/2012                 6,000        6,218
Pennsylvania Higher Educ. Fac. Auth. Rev.
   (Univ. of Pennsylvania Health System Obligated Group)               5.875%     1/1/2015                 1,800        1,859
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
   (Carnegie Mellon Univ.)                                              3.35%     6/2/1999                 8,575        8,575
Pennsylvania Housing Single Family Mortgage
   Finance Agency Rev.                                                  6.90%     4/1/2017                 4,880        5,145
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev. VRDO
   (Children's Hosp. Project)                                           3.35%     6/2/1999                 3,900        3,900

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE       MARKET
                                                                                  MATURITY                AMOUNT       VALUE*
                                                                       COUPON         DATE                 (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------
St. Mary's Hosp. Auth. Bucks County PA Rev.
   (Catholic Health System)                                            5.375%    12/1/2011              $  2,525    $   2,603
St. Mary's Hosp. Auth. Bucks County PA Rev.
   (Catholic Health System)                                            5.375%    12/1/2013                 2,340        2,393
                                                                                                                   ----------
                                                                                                                       77,555
                                                                                                                   ----------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(Cost $1,855,570)                                                                                                   1,945,876
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.3%)
-----------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                   35,587
Liabilities                                                                                                           (10,894)
                                                                                                                   ----------
                                                                                                                       24,693
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------
Applicable to 176,019,792 outstanding $.001 par value shares of beneficial interest

   (unlimited authorization)                                                                                       $1,970,569
=============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                              $11.20
=============================================================================================================================

 *See Note A in Notes to Financial Statements.

 +Securities with an aggregate value of $18,746,000 have been segregated as initial margin for open futures contracts.

++Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of May 31, 1999.

For key to abbreviations and other references, see below.

-------------------------------------------------------------------------------------------------------------------------
 AT MAY 31, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,881,291       $10.69
 Undistributed Net Investment Income                                                                      --           --
 Overdistributed Net Realized Gains--Note E                                                           (1,377)       (0.01)
 Unrealized Appreciation--Notes E and F
   Investment Securities                                                                              90,306         0.52
   Futures Contracts                                                                                     349           --
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,970,569       $11.20
=========================================================================================================================

KEY TO ABBREVIATIONS

CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                            PENNSYLVANIA
                                                                                          PENNSYLVANIA           INSURED
                                                                                            TAX-EXEMPT         LONG-TERM
                                                                                          MONEY MARKET        TAX-EXEMPT
                                                                                                  FUND              FUND
                                                                                          -------------------------------
                                                                                           SIX MONTHS ENDED MAY 31, 1999
                                                                                          -------------------------------
                                                                                                 (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                                                   $29,894           $52,262
                                                                                            -----------------------------
    Total Income                                                                                29,894            52,262
                                                                                            -----------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                                               115               118
        Management and Administrative                                                            1,546             1,684
        Marketing and Distribution                                                                 254               176
    Custodian Fees                                                                                  10                10
    Auditing Fees                                                                                    4                 4
    Shareholders' Reports                                                                            9                12
    Trustees' Fees and Expenses                                                                      1                 1
                                                                                            -----------------------------
        Total Expenses                                                                           1,939             2,005
        Expenses Paid Indirectly--Note C                                                           (10)              (10)
                                                                                            -----------------------------
        Net Expenses                                                                             1,929             1,995
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                           27,965            50,267
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold                                                                       7             2,571
    Futures Contracts                                                                               --             2,554
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                                    7             5,125
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                           --           (44,724)
    Futures Contracts                                                                               --               768
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                    --           (43,956)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $27,972           $11,436
=========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------
                                                              PENNSYLVANIA                          PENNSYLVANIA
                                                               TAX-EXEMPT                         INSURED LONG-TERM
                                                            MONEY MARKET FUND                      TAX-EXEMPT FUND
                                                    -------------------------------       -------------------------------
                                                      SIX MONTHS               YEAR         SIX MONTHS              YEAR
                                                           ENDED              ENDED              ENDED             ENDED
                                                    MAY 31, 1999      NOV. 30, 1998       MAY 31, 1999     NOV. 30, 1998
                                                           (000)              (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                             $   27,965         $   55,938         $   50,267        $   96,651
    Realized Net Gain (Loss)                                   7                 51              5,125            14,452
    Change in Unrealized Appreciation (Depreciation)          --                 --            (43,956)           23,435
                                                     --------------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                     27,972             55,989             11,436           134,538
                                                     --------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                (27,965)           (55,938)           (50,267)          (96,651)
    Realized Capital Gain                                     --                 --            (15,574)               --
                                                     --------------------------------------------------------------------
        Total Distributions                              (27,965)           (55,938)           (65,841)          (96,651)
                                                     --------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                             1,118,718          2,017,947            239,237           379,935
    Issued in Lieu of Cash Distributions                  26,006             51,617             47,563            66,823
    Redeemed                                          (1,069,820)        (1,798,948)          (205,599)         (287,190)
                                                     --------------------------------------------------------------------
        Net Increase from Capital Share Transactions      74,904            270,616             81,201           159,568
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                        74,911            270,667             26,796           197,455
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                1,868,625          1,597,958          1,943,773         1,746,318
                                                     --------------------------------------------------------------------
    End of Period                                     $1,943,536         $1,868,625         $1,970,569        $1,943,773
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                             1,118,718          2,017,947             21,020            33,258
    Issued in Lieu of Cash Distributions                  26,006             51,617              4,185             5,846
    Redeemed                                          (1,069,820)        (1,798,948)           (18,062)          (25,162)
                                                     --------------------------------------------------------------------
        Net Increase in Shares Outstanding                74,904            270,616              7,143            13,942
=========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains.

       The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

-------------------------------------------------------------------------------------------------------------------------
                                                                       PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND
                                                                                YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED       -----------------------------------------------------------
THROUGHOUT EACH PERIOD                     MAY 31, 1999         1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $1.00        $1.00        $1.00        $1.00         $1.00       $1.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                          .014         .033         .034         .033          .036        .025
    Net Realized and Unrealized Gain (Loss)
        on Investments                               --           --           --           --            --          --
                                                -------------------------------------------------------------------------
        Total from Investment Operations           .014         .033         .034         .033          .036        .025
                                                -------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income          (.014)       (.033)       (.034)       (.033)        (.036)      (.025)
    Distributions from Realized Capital Gains        --           --           --           --            --          --
                                                -------------------------------------------------------------------------
        Total Distributions                       (.014)       (.033)       (.034)       (.033)        (.036)      (.025
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $1.00        $1.00        $1.00        $1.00         $1.00       $1.00
=========================================================================================================================

TOTAL RETURN                                      1.46%        3.33%        3.49%        3.36%         3.69%       2.57%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)         $1,944       $1,869       $1,598       $1,371        $1,200      $1,105
    Ratio of Total Expenses to
        Average Net Assets                       0.20%*        0.20%        0.20%        0.19%         0.20%       0.20%
    Ratio of Net Investment Income to
        Average Net Assets                       2.90%*        3.27%        3.42%        3.30%         3.62%       2.55%
=========================================================================================================================

*Annualized.

------------------------------------------------------------------------------------------------------------------------
                                                                    PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND
                                                                                YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED      ----------------------------------------------------------
THROUGHOUT EACH PERIOD                      MAY 31, 1999        1998        1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $11.51      $11.27       $11.26       $11.28      $10.07       $11.36
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                           .291        .597         .598         .606        .612         .625
    Net Realized and Unrealized Gain (Loss)
        on Investments                             (.218)       .240         .074         .017       1.210       (1.211)
                                                  ----------------------------------------------------------------------
        Total from Investment Operations            .073        .837         .672         .623       1.822        (.586)
                                                  ----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income           (.291)      (.597)       (.598)       (.606)      (.612)       (.625)
    Distributions from Realized Capital Gains      (.092)         --        (.064)       (.037)         --        (.079)
                                                  ----------------------------------------------------------------------
        Total Distributions                        (.383)      (.597)       (.662)       (.643)      (.612)       (.704)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $11.20      $11.51       $11.27       $11.26      $11.28       $10.07
========================================================================================================================

TOTAL RETURN                                       0.63%       7.60%        6.21%        5.77%      18.48%       -5.44%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)          $1,971      $1,944       $1,746       $1,651      $1,569       $1,299
    Ratio of Total Expenses to
        Average Net Assets                        0.20%*       0.20%        0.18%        0.19%       0.20%        0.20%
    Ratio of Net Investment Income to
        Average Net Assets                        5.12%*       5.23%        5.37%        5.47%       5.63%        5.76%
    Portfolio Turnover Rate                          7%*         19%           9%          13%         12%          16%
========================================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Pennsylvania Tax-Exempt Funds comprise the Pennsylvania Tax-Exempt Money Market and Pennsylvania Insured Long-Term Tax-Exempt Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Pennsylvania.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

       1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

       2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

       3. FUTURES CONTRACTS: The Insured Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

       Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

       4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

       5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the funds under methods approved by the Board of Trustees. Each fund has committed to provide up to

0.40% of its net assets in capital contributions to Vanguard. At May 31, 1999, the funds had contributed capital to Vanguard (included in Other Assets) of:

-----------------------------------------------------------------------------------------------
                                  CAPITAL CONTRIBUTED        PERCENTAGE            PERCENTAGE
                                      TO VANGUARD              OF FUND           OF VANGUARD'S
PENNSYLVANIA TAX-EXEMPT FUND             (000)               NET ASSETS          CAPITALIZATION
-----------------------------------------------------------------------------------------------
Money Market                             $294                  0.02%                  0.4%
Insured Long-Term                         308                  0.02                   0.4
-----------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The funds' custodian bank has agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended May 31, 1999, custodian fee offset arrangements reduced expenses by:

---------------------------------------------------------------------------------

                                                               EXPENSE REDUCTION
PENNSYLVANIA TAX-EXEMPT FUND                                         (000)
---------------------------------------------------------------------------------
Money Market                                                           $10
Insured Long-Term                                                       10
---------------------------------------------------------------------------------

D. During the six months ended May 31, 1999, the Insured Long-Term Tax-Exempt Fund purchased $118,431,000 of investment securities and sold $66,747,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Long-Term Tax-Exempt Fund had realized losses totaling $6,980,000 through November 30, 1998, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F).

F. At May 31, 1999, net unrealized appreciation of Insured Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $83,326,000, consisting of unrealized gains of $91,787,000 on securities that had risen in value since their purchase and $8,461,000 in unrealized losses on securities that had fallen in value since their purchase.

       At May 31, 1999, the aggregate settlement value of open futures contracts expiring in June 1999 and the related unrealized appreciation were:

-----------------------------------------------------------------------------------------------
                                                                          (000)
                                                         --------------------------------------
PENNSYLVANIA                                                  AGGREGATE
TAX-EXEMPT FUND/                      NUMBER OF              SETTLEMENT            UNREALIZED
FUTURES CONTRACTS                   SHORT CONTRACTS             VALUE             APPRECIATION
-----------------------------------------------------------------------------------------------
Insured Long-Term/
         U.S. Treasury Bond               125                 $14,738                 $349
-----------------------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS ABOUT Y2K

As is well known by now, the approaching calendar change to 2000 has posed a challenge to many computer systems worldwide. Computers that are not modified could interpret "00" as 1900 rather than 2000 and produce errors in date-dependent calculations, including bond interest payments, stock trade settlements, retirement benefits, and other financial transactions.

OUR APPROACH

Vanguard has taken this challenge seriously. We have had a Year 2000 Project under way since 1996 to fulfill our responsibility to safeguard our business relationships and the security of our investors' accounts.

       Our internal systems are Year 2000-compliant. They have been renovated and thoroughly tested and are ready for the date change. As for the external systems that connect with ours, we have been working for many months with clients, business partners, and providers of products and services to assess their compliance. We have analyzed the external services we require and have developed contingency plans--including provision for alternative providers where appropriate.

       On New Year's Day, our telephone centers will be staffed and ready for shareholder calls. However, we expect the volume of inquiries over the New Year's weekend to be high, and we encourage shareholders to check their accounts via our website or automated telephone systems, which offer much greater service capacity and efficiency. This will also help our live representatives to provide a higher level of service to those with specific transaction or other service-related needs.

WHAT YOU CAN DO

We assure you we will protect our shareholders' records, so account records will not be lost. Nevertheless, keeping copies of current records is always advisable. You should keep at least your third-quarter statement and any confirmations you receive from us between October 1, 1999, and year-end.

       If you are a registered user of Access Vanguard(TM) (www.vanguard.com), you can retrieve this information through the secure "Your Accounts" section and print copies for your files. If you are not registered for Access Vanguard and wish to have this flexibility, you should register as soon as possible so that you can receive your password and become familiar with this service before the New Year's weekend. Likewise, you may need personal identification numbers to use our automated telephone services: Vanguard Tele-Account(R) for individual investors (1-800-662-6273) and The VOICE(TM) Network for participants in employer-sponsored retirement plans (1-800-523-1188).

       Our Year 2000 Project's primary goal from the start has been to prepare our systems for business as usual on behalf of our shareholders into 2000 and beyond. We remain confident we will meet that goal, and we look forward to serving you in the years to come.

                              TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JoANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                   [GRAPHIC]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                   [GRAPHIC]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q772-07/23/1999

(C) 1999 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.